Fidelity®

Leveraged Company Stock

Fund

Semiannual Report

January 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity ® Leveraged Company Stock	-6.31%	-12.40%	-0.13%
S&P 500 ®	-6.01%	-16.15%	-12.17%
CSFB Leveraged Equity	-15.40%	-33.04%	n/a*
Capital Appreciation Funds Average	-6.31%	-19.50%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 19, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks and the performance of the Credit Suisse First Boston Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated public equity of issuers in the high yield debt market. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 358 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and excludes the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report. (dagger)

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Leveraged Company Stock	-12.40%	-0.12%
S&P 500	-16.15%	-10.95%
CSFB Leveraged Equity	-33.04%	n/a*
Capital Appreciation Funds Average	-19.50%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000. As the chart shows, by January 31, 2002, the value of the investment would have been $9,987 - a 0.13% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,783 - a 12.17% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(dagger) The Lipper mid-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of January 31, 2002, the six month and one year cumulative total returns for the mid-cap core funds average were -2.52% and -6.76% respectively; and the one year average annual total return was -6.76%. The six month, and one year cumulative total returns for the mid-cap supergroup were -4.71% and -14.26% respectively; and the one year average annual total return was -14.26%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Years from now, few equity investors are likely to recall the six-month period that ended on January 31, 2002, with adoration. For most, it was a time of disappointment. The slumping U.S. economy pulled down corporate profits in many industries. The low point came in the third quarter of 2001, as quarterly gross domestic product growth slowed into negative territory for the first time in several years, and year-over-year corporate profits fell to new lows. Elsewhere, the terrorist attacks on September 11 sent stocks downward, but fortunately, by the end of 2001, most indexes had recovered to levels seen just prior to those attacks. Adding to the markets' malaise was the sudden stock collapse of energy firm Enron, which was forced into bankruptcy after its accounting practices were called into question. Furthermore, few fourth-quarter corporate earnings reports convinced investors that the near-term outlook for the economy and corporate earnings was any brighter. As a result, the returns of major equity indexes reflected the poor market environment. The blue chips' Dow Jones Industrial AverageSM declined 4.84%, while the large-cap Standard & Poor's 500SM Index and the tech-heavy NASDAQ Composite® Index fell 6.01% and 4.44%, respectively. One of the equity markets' few bright spots was the small-cap value category, which returned 4.85% as measured by the Russell 2000® Value Index.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Leveraged Company Stock Fund

Q. How did the fund perform, David?

A. For the six months that ended January 31, 2002, the fund returned -6.31%. To compare, the Standard & Poor's 500 Index returned -6.01% and the Credit Suisse First Boston (CSFB) Leveraged Equity Index returned -15.40% during the same period. Meanwhile, the capital appreciation funds average tracked by Lipper Inc. returned -6.31%. For the 12 months that ended January 31, 2002, the fund returned -12.40%, while the S&P 500 returned -16.15%, the CSFB index returned -33.04% and the Lipper capital appreciation funds average declined 19.50%.

Q. What factors helped the fund's performance during the six-month period?

A. The fund benefited from the performance of its two largest holdings, EchoStar and Owens-Illinois. While the fund performed in line with its Lipper peers and the S&P 500, it beat the CSFB index during the six months due to its underweighted position in the poor-performing telecommunications stocks that ate into the index's return.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did the events of September 11 affect the fund, and how did they influence your investment strategy?

A. The equity values of leveraged companies - those that issue debt in the high-yield bond market - typically change more rapidly in response to positive and negative news and sentiment. After September 11, when the future of the economy and the markets was in doubt, share-price declines were magnified for leveraged company stocks. However, many of these same stocks recovered more quickly than the market as a whole during the rally that occurred in the fourth quarter of 2001. I didn't alter my overall strategy in response to the terrorist attacks. Instead, I continued to look for stocks of companies that could use leverage to their advantage and weather most levels of expected financial distress.

Q. Which stocks performed well for the fund? Which disappointed?

A. As I mentioned earlier, the fund's two largest holdings helped boost performance. The fund's largest holding, satellite-TV provider EchoStar, benefited from solid subscriber and cash flow growth, as well as positive earnings reports. The fund also was helped by the performance of satellite firm Loral Space and Communications, as that company's share price was buoyed by the announcement of its new bank credit agreement. On the down side, telecommunication services provider Nextel Communications declined due to worries about subscriber slowdowns, and energy company Conoco suffered from lower oil prices. Satellite provider Pegasus Communications was hurt by worries about EchoStar's acquisition of DirecTV.

Q. EchoStar currently comprises about 20% of the fund's assets. Why is that stock such a large position in the fund?

A. I maintained a large position in EchoStar because I believed the company offered a positive fundamental outlook. The stake rose as a percentage of the fund's assets because the share price held up well relative to the fund as a whole and because of a decline in the fund's net assets.

Q. Why did the fund carry significant holdings in cash and short-term investments - 19.6% of net assets at the end of January 2002?

A. This positioning wasn't a reflection of a particular investment strategy; it was merely a momentary anomaly. I expect that the fund's cash and short-term positions will at most times fall in the 5% to 10% range.

Q. David, what's your outlook?

A. My approach should remain the same regardless of the economic outlook. I intend to continue looking for companies whose enterprise value -their debt plus the market value of the equity - is well below my assessment of the firms' intrinsic values. These companies' share prices should be bid upward if the market comes to recognize their inherent value. The yield curve - a representation of the difference between short- and long-term interest rates - remains positively sloped, with long-term rates higher than short-term yields. This backdrop typically helps leveraged companies, because it encourages lending, and thus should help the fund. However, my strategy is not predicated on trying to discern what macroeconomic issues might be implied by the shape of the yield curve, but rather by individual company analysis.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Fund number: 122

Trading symbol: FLVCX

Start date: December 19, 2000

Size: as of January 31, 2002, more than $65 million

Manager: David Glancy, since inception; manager, Fidelity Advisor Leveraged Company Stock Fund, since 2000; Fidelity Capital & Income Fund, since 1996; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

3

David Glancy on leveraged company stocks:

"The six months covered by this report give solid insight into the behavior of leveraged company stocks. The fact that a company is leveraged tends to make its share price more sensitive to upward or downward trends in the market. In the third quarter of 2001, the overall stock market was rocked by the effects of the September 11 terrorist attacks. Accordingly, leveraged company stocks fell even more than the broader market. When the market staged a strong rally in the fourth quarter, leveraged company stocks surged well-ahead of broad market averages.

"Within this context, I continued to invest in companies that I found to be purposely using leverage - or debt - to improve their return on equity. Positive attributes that I looked for included solid business prospects and the effective use of leverage. I looked to avoid companies with poor prospects and that used poor judgment to borrow to fund what I considered to be an ill-conceived idea."

Semiannual Report

Investment Changes

Top Ten Stocks as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	20.4	10.0
Owens-Illinois, Inc.	7.0	0.3
Pathmark Stores, Inc.	5.2	2.0
AMC Entertainment, Inc.	4.8	3.6
Pegasus Communications Corp. Class A	4.7	1.5
Nextel Communications, Inc. Class A	4.4	1.0
American Financial Group, Inc., Ohio	4.0	1.5
Quest Diagnostics, Inc.	3.4	0.6
Security Capital Group, Inc. Class B	2.0	0.0
LNR Property Corp.	1.7	0.7
	57.6
Top Five Market Sectors as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	34.4	28.1
Financials	9.4	8.8
Telecommunication Services	9.0	5.7
Consumer Staples	8.6	7.1
Materials	8.6	6.0
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *		As of July 31, 2001 **
	Stocks 78.3%		Stocks 79.3%
	Bonds 3.2%		Bonds 6.8%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 18.5%		Short-Term Investments and Net Other Assets 13.5%
* Foreign investments	1.1%	** Foreign investments	3.0%

Semiannual Report

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 78.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 33.6%
Hotels, Restaurants & Leisure - 1.6%
Hollywood Casino Corp. Class A (a)	100,830	$ 1,038,549
Leisure Equipment & Products - 0.2%
Brunswick Corp.	5,400	132,840
Media - 31.8%
ACME Communications, Inc. (a)	6,440	43,470
AMC Entertainment, Inc. (a)	278,180	3,112,834
EchoStar Communications Corp. Class A (a)	490,880	13,401,025
Liberty Media Corp. Class A (a)	13,880	180,440
Pegasus Communications Corp. Class A (a)	462,260	3,097,142
Radio One, Inc. Class A (a)	20,570	362,649
UnitedGlobalCom, Inc. Class A (a)	66,600	346,320
XM Satellite Radio Holdings, Inc. Class A (a)	24,500	278,320
		20,822,200
TOTAL CONSUMER DISCRETIONARY		21,993,589
CONSUMER STAPLES - 8.4%
Food & Drug Retailing - 7.1%
7-Eleven, Inc. (a)	88,600	1,041,050
Pathmark Stores, Inc. (a)	142,815	3,381,859
Rite Aid Corp. (a)	90,300	214,914
		4,637,823
Food Products - 0.7%
M&F Worldwide Corp. (a)	104,800	445,400
Personal Products - 0.6%
Revlon, Inc. Class A (a)	83,300	436,492
TOTAL CONSUMER STAPLES		5,519,715
ENERGY - 1.8%
Energy Equipment & Services - 0.7%
Key Energy Services, Inc. (a)	8,600	74,218
Nabors Industries, Inc. (a)	5,700	178,467
Transocean Sedco Forex, Inc.	6,500	199,160
		451,845
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 1.1%
Pennzoil-Quaker State Co.	1,100	$ 15,224
Western Gas Resources, Inc.	21,900	670,140
		685,364
TOTAL ENERGY		1,137,209
FINANCIALS - 9.4%
Insurance - 5.7%
American Financial Group, Inc., Ohio	111,300	2,625,567
Markel Corp. (a)	4,700	906,630
Penn Treaty American Corp. (a)	32,500	193,375
		3,725,572
Real Estate - 3.7%
LNR Property Corp.	32,300	1,086,249
Security Capital Group, Inc. Class B (a)	52,600	1,338,670
		2,424,919
TOTAL FINANCIALS		6,150,491
HEALTH CARE - 4.5%
Health Care Providers & Services - 4.5%
Laboratory Corp. of America Holdings (a)	8,500	691,900
Quest Diagnostics, Inc. (a)	32,600	2,258,854
		2,950,754
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. (a)	2,000	178,000
Marine - 0.3%
Teekay Shipping Corp.	5,800	200,622
Road & Rail - 0.3%
Canadian National Railway Co.	4,700	229,849
TOTAL INDUSTRIALS		608,471
INFORMATION TECHNOLOGY - 2.9%
Communications Equipment - 1.3%
Loral Space & Communications Ltd. (a)	376,500	881,010
Electronic Equipment & Instruments - 0.3%
IMAX Corp. (a)	64,300	208,556
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.8%
CMGI, Inc. (a)	302,100	$ 501,486
Semiconductor Equipment & Products - 0.5%
California Micro Devices Corp. (a)	61,110	305,550
TOTAL INFORMATION TECHNOLOGY		1,896,602
MATERIALS - 8.3%
Containers & Packaging - 7.2%
Applied Extrusion Technologies, Inc. (a)	20,000	147,800
Owens-Illinois, Inc. (a)	357,200	4,586,448
		4,734,248
Metals & Mining - 1.1%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	46,400	721,520
TOTAL MATERIALS		5,455,768
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 2.4%
Covad Communications Group, Inc. (a)	47,694	107,312
Focal Communications Corp. (a)	2,021,957	829,002
Focal Communications Corp. warrants 12/14/07 (a)	235,989	2
NTL, Inc. (a)	1,651,600	644,124
		1,580,440
Wireless Telecommunication Services - 4.6%
Nextel Communications, Inc. Class A (a)	354,400	2,852,920
PanAmSat Corp. (a)	6,900	150,420
		3,003,340
TOTAL TELECOMMUNICATION SERVICES		4,583,780
UTILITIES - 1.4%
Electric Utilities - 1.4%
Edison International (a)	60,800	939,360
TOTAL COMMON STOCKS (Cost $51,443,248)		51,235,739
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Granite Broadcasting Corp. $127.50 pay-in-kind (Cost $24,720)	119	$ 49,980
Nonconvertible Bonds - 3.2%
Moody's Ratings (unaudited)		Principal Amount
CONSUMER DISCRETIONARY - 0.7%
Media - 0.7%
International Cabletel, Inc. 11.5% 2/1/06	Caa2	$ 910,000	327,600
Satelites Mexicanos SA de CV 6.94% 6/30/04 (d)(e)	B1	134,000	117,920
			445,520
CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Revlon Consumer Products Corp. 8.625% 2/1/08	Ca	395,000	169,850
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Gaylord Container Corp. 9.75% 6/15/07	Caa2	235,000	205,625
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
Allegiance Telecom, Inc. 0% 2/15/08 (c)	B3	195,000	70,200
NEXTLINK Communications, Inc.:
0% 6/1/09 (c)(f)	Ca	4,230,000	423,000
0% 12/1/09 (c)(f)	Ca	7,845,000	784,500
NTL, Inc. 0% 4/1/08 (c)	B3	100,000	31,000
			1,308,700
TOTAL NONCONVERTIBLE BONDS (Cost $2,706,659)			2,129,695
Money Market Funds - 19.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.88% (b)	10,358,823	$ 10,358,823
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	2,519,990	2,519,990
TOTAL MONEY MARKET FUNDS (Cost $12,878,813)		12,878,813
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $67,053,440)		66,294,227
NET OTHER ASSETS - (1.1)%		(746,333)
NET ASSETS - 100%		$ 65,547,894
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $117,920 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $72,728,024 and $169,749,405, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,766 for the period.

The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans. At period end the fund also received as collateral U.S. Treasury obligations valued at $633,900.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,023,667. The weighted average interest rate was 3.3%. At period end there were no interfund loans outstanding.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $69,837,048. Net unrealized depreciation aggregated $3,542,821, of which $7,754,188 related to appreciated investment securities and $11,297,009 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $10,914,000 of losses recognized during the period December 19, 2000 (commencement of operations) to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,432,602) (cost $67,053,440) - See accompanying schedule		$ 66,294,227
Cash		292,430
Receivable for investments sold		3,002,882
Receivable for fund shares sold		120,378
Dividends receivable		3,358
Interest receivable		85,319
Redemption fees receivable		703
Other receivables		6,850
Total assets		69,806,147
Liabilities
Payable for investments purchased	$ 1,563,464
Payable for fund shares redeemed	128,235
Accrued management fee	34,187
Other payables and accrued expenses	12,377
Collateral on securities loaned, at value	2,519,990
Total liabilities		4,258,253
Net Assets		$ 65,547,894
Net Assets consist of:
Paid in capital		$ 91,044,691
Distributions in excess of net investment income		(393,533)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,344,051)
Net unrealized appreciation (depreciation) on investments		(759,213)
Net Assets, for 6,703,650 shares outstanding		$ 65,547,894
Net Asset Value, offering price and redemption price per share ($65,547,894 ÷ 6,703,650 shares)		$9.78

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income Dividends		$ 229,801
Interest		372,761
Security lending		88,599
Total income		691,161
Expenses
Management fee	$ 255,335
Transfer agent fees	113,259
Accounting and security lending fees	31,006
Non-interested trustees' compensation	177
Custodian fees and expenses	8,240
Registration fees	53,085
Audit	4,766
Legal	325
Interest	1,111
Miscellaneous	1,104
Total expenses before reductions	468,408
Expense reductions	(43,507)	424,901
Net investment income		266,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(10,635,777)
Foreign currency transactions	657
Futures contracts	(136,331)	(10,771,451)
Change in net unrealized appreciation (depreciation) on investment securities		(7,418,226)
Net gain (loss)		(18,189,677)
Net increase (decrease) in net assets resulting from operations		$ (17,923,417)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended January 31, 2002 (Unaudited)	December 19, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 266,260	$ 1,075,754
Net realized gain (loss)	(10,771,451)	(13,554,956)
Change in net unrealized appreciation (depreciation)	(7,418,226)	6,737,216
Net increase (decrease) in net assets resulting from operations	(17,923,417)	(5,741,986)
Distributions to shareholders from net investment income	(1,693,352)	-
Share transactions Net proceeds from sales of shares	21,595,927	250,722,867
Reinvestment of distributions	1,556,225	-
Cost of shares redeemed	(132,657,409)	(50,615,501)
Net increase (decrease) in net assets resulting from share transactions	(109,505,257)	200,107,366
Redemption fees	85,606	218,934
Total increase (decrease) in net assets	(129,036,420)	194,584,314
Net Assets
Beginning of period	194,584,314	-
End of period (including under (over) distribution of net investment income of $(393,533) and $1,171,601, respectively)	$ 65,547,894	$ 194,584,314
Other Information Shares
Sold	2,166,890	23,105,586
Issued in reinvestment of distributions	164,222	-
Redeemed	(13,882,700)	(4,850,348)
Net increase (decrease)	(11,551,588)	18,255,238

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2002	Year ended July 31,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 10.00
Income from Investment Operations
Net investment income D	.03 H	.07
Net realized and unrealized gain (loss)	(.72) H	.58 E
Total from investment operations	(.69)	.65
Less distributions from net investment income	(.20)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 9.78	$ 10.66
Total Return B, C	(6.31)%	6.60%
Ratios to Average Net Assets G
Expenses before expense reductions	1.15% A	.94% A
Expenses net of voluntary waivers, if any	1.15% A	.94% A
Expenses net of all reductions	1.04% A	.83% A
Net investment income	.65% A, H	1.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,548	$ 194,584
Portfolio turnover rate	185% A	230% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 19, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.02 and decrease net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income to average net assets would have been .32%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.5% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $78,203 increase to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to increase net investment income by $135,711; decrease net unrealized appreciation/depreciation by $47,925; and decrease net realized gain (loss) by $87,786. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .63% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $133,243 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $37,090 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,417.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

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